================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                CONNECT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                CONNECT, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 CONNECT, INC.

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD FEBRUARY 20, 1998

  A Special Meeting of Stockholders (the "Special Meeting") of CONNECT, Inc., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, located at 515 Ellis Street, Mountain View, California, on February 24, 1998 at 10:00 a.m. local time, for the following purposes:

  1. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's Common Stock;

  2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares;

  3. To approve the issuance of up to 6,500,000 shares of the Company's Series A Preferred Stock in exchange for up to $10,320,000 outstanding principal amount of outstanding convertible notes, including accrued interest, and as dividends on the Series A Preferred Stock (and the issuance of shares of the Company's Common Stock upon conversion of the Series A Preferred Stock); and

  4. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying and made a part of this Notice.

  The Board of Directors has fixed the close of business on January 22, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof.

  All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Joseph G. Girata
                                          --------------------------
                                          Joseph G. Girata

                                          Secretary

Mountain View, California
January    , 1998

                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                        THANK YOU FOR ACTING PROMPTLY.

                                 CONNECT, INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

GENERAL

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of CONNECT, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at the principal executive offices of the Company, located at 515 Ellis Street, Mountain View, California, on February 24, 1998 at 10:00 a.m., local time, and any adjournment or postponement thereof.

  This Proxy Statement and the enclosed proxy card were first mailed to stockholders entitled to vote at the meeting on or about January 30, 1998. The Company's principal executive offices are located at 515 Ellis Street, Mountain View, California, 94043. The Company's telephone number at that location is (650) 254-4000.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Joseph G. Girata) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

  The close of business on January 22, 1998 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, the Company had approximately 19,271,094 shares of Common Stock outstanding and held of record by approximately 157 stockholders.

VOTING AND SOLICITATION

  For purposes of this Special Meeting, each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

  Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for each of the three Proposals being presented to stockholders at the meeting, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as present for purposes of determining whether a quorum exists, but will not be considered entitled to vote with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

  The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

    DESCRIPTION OF PRIVATE PLACEMENT OF CONVERTIBLE NOTES AND WARRANTS, AND
             AGREEMENT TO EXCHANGE SUCH NOTES FOR PREFERRED STOCK

  In November 1997, the Company entered into several Private Placement Purchase Agreements (collectively the "Private Placement") pursuant to which the Company issued 258 units consisting of convertible notes and warrants (the "Units"). Each Unit was sold for $40,000 and consisted of a $40,000 principle amount convertible note (a "Convertible Note") and a warrant (a "Warrant"). The Company issued an aggregate of $10.32 million of Convertible Notes and Warrants to purchase 3,439,914, shares of Common Stock. Each Convertible Note accrues interest at a rate of 5% per annum and is convertible at the option of the holder into shares of the Company's Common Stock at a price per share equal to the lesser of (i) $2.00 or (ii) 80% of the average closing bid price of the Company's Common Stock during the 10 trading days prior to conversion. Each Warrant is exercisable at any time within three years after the date of issuance to purchase 13,333 shares of the Company's Common Stock at a price of $2.50 per share. As of the date of this proxy statement, an aggregate of $80,000 in principal amount of Convertible Notes (together with accrued interest thereon) has been converted into 132,064 shares of Common Stock. The Company has reserved 9,000,000 shares of its Common Stock for issuance upon the conversion of the Convertible Notes, and 3,439,914 shares of Common Stock for issuance upon exercise of the Warrants. Depending upon the Company's stock price at the time of conversion of the Convertible Notes, more than 9,000,000 shares of Common Stock may be required to enable all of the Convertible Notes to convert into Common Stock. The issuance of shares of Common Stock in satisfaction of the conversion privileges associated with the Convertible Notes could cause significant dilution to the Company's existing stockholders, particularly if the conversion occurs at a time when the market price of the Common Stock is below $2.00. The purpose of the Private Placement was to provide funds for working capital and general corporate purposes.

  In November 1997, The Nasdaq Stock Market, Inc. ("NASDAQ") notified the Company that the Company's net worth as of September 30, 1997 caused the Company not to meet NASDAQ's listing requirements for inclusion on The Nasdaq National Market. Specifically, NASDAQ requires that the Company maintain $4 million of net tangible assets, and the Company's net tangible assets equaled $2.4 million at September 30, 1997. While the Company completed the Convertible Note financing in November which increased the Company's cash assets by approximately $10 million, the Convertible Notes are considered as debt and as a result the Company's net tangible assets did not increase as a result of this financing. If the Convertible Notes are exchanged for shares of Preferred Stock, which is considered as equity for financial accounting purposes, the Company's net assets will increase and the Company will be in compliance with the NASDAQ net tangible asset requirements.

  As a result, the Company and each holder of the Convertible Notes (the "Holders") have entered into exchange agreements (the "Exchange Agreements"), pursuant to which the Company and each Holder have agreed to exchange (the "Exchange") up to 5,300,000 shares of the Company's Series A Preferred Stock, $0.001 par value (the "Preferred Stock"), for all of the principal amount of outstanding Convertible Notes, plus accrued interest. The Exchange will enable the Company to comply with NASDAQ's net tangible asset requirements. The Exchange is subject to certain closing conditions, including among others receipt of approval of the Company's stockholders to effect a one-for-five reverse stock split, an increase in the number of shares of

Common Stock authorized from 40,000,000 to 60,000,000, and the Exchange. If the Exchange is not consummated on or before February 28, 1998, the Exchange Agreements will terminate and the Convertible Notes will remain outstanding. In such event, it is likely that the Company's shares of Common Stock will be delisted from The Nasdaq National Market soon after February 28, 1998. The terms of the Warrants issued under the Private Placement will not be affected by the Exchange. See Proposal No. 3 for a more detailed description of the Convertible Notes and the rights, preferences and privileges of the Preferred Stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

  Quaestus Management Corporation ("Quaestus"), an entity with which Richard
W. Weening, a Director of the Company, is affiliated, purchased 2 Units in the Private Placement. If the Exchange occurs, the $80,000 face amount of Convertible Notes obtained by Quaestus will be exchanged for 40,000 shares of Preferred Stock, plus accrued interest. Mr. Weening disclaims beneficial ownership of the securities held by Quaestus, except to the extent of his proportionate interest therein.

  BankAmerica Ventures and BankAmerica Venture Partners I (collectively "BankAmerica"), entities with which Rory T. O'Driscoll, a Director of the Company, is affiliated, purchased 30 Units in the Private Placement. If the Exchange occurs, the $1,200,000 face amount of Convertible Notes obtained by BankAmerica will be exchanged for 600,000 shares of Preferred Stock, plus accrued interest. Mr. O'Driscoll disclaims beneficial ownership of the securities held by BankAmerica, except to the extent of his proportionate interest therein.

  Norwest Equity Partners V, L.L.P. ("Norwest"), an entity with which Promod Haque, a Director of the Company, is affiliated, purchased 31 Units in the Private Placement. If the Exchange occurs, the $1,240,000 face amount of Convertible Notes obtained by Norwest will be exchanged for 620,000 shares of Preferred Stock, plus accrued interest. Mr. Haque disclaims beneficial ownership of the securities held by Norwest, except to the extent of his proportionate interest therein.

  DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE 1998 AND 1999 ANNUAL
                                   MEETINGS

  Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders were required to be received by the Company by January 5, 1998. Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by Joseph G. Girata, CONNECT, Inc., 515 Ellis Street, Mountain View, California, 94043-2242, no later than the date 120 days prior to the date of the Company's proxy statement in connection with the 1998 Annual Meeting of Stockholders.

                                PROPOSAL NO. 1

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
                    EFFECTING A REVERSE COMMON STOCK SPLIT

  The Board has unanimously approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split, pursuant to which each five shares of Common Stock of the Company will become one share of Common Stock (the "Reverse Split"). The stockholders are being asked to approve this proposed amendment. The Reverse Split will take effect, if at all, after it is approved by the stockholders of the Company and after filing the amendment with the Secretary of State of the State of Delaware (the "Effective Date"). Even if the Reverse Split is approved by the stockholders it is within the discretion of the Board of Directors not to carry out the Reverse Split.

  The Company is required to seek stockholder approval of the Reverse Split under the terms of the Private Placement and the Exchange. The Reverse Split also is necessary to enable the Company to continue to meet the continuing listing requirements of The Nasdaq National Market with respect to minimum bid price. Although the Exchange is conditioned upon stockholder approval of the Reverse Split, if approved, the Reverse Split will occur even if certain other conditions prevent the consummation of the Exchange.

  As of December 31, 1997, the Company had 40,000,000 authorized shares of Common Stock of which 19,139,030 were issued and outstanding. Of the unissued shares of Common Stock, an aggregate of 8,393,003 shares were reserved for issuance under the Company's 1989 Stock Option Plan, 1996 Directors' Stock Option Plan, 1996 Employee Stock Purchase Plan and 1996 Stock Option Plan, or for exercise of options issued under such Plans. In addition, the Company has reserved 9,000,000 shares of its Common Stock for issuance upon the conversion of the Convertible Notes and 3,439,914 shares of its Common Stock for issuance upon exercise of the Warrants. As of December 31, 1997, 28,053 shares of the Company's Common Stock remained unissued and unreserved.

  As a result of the Reverse Split, the 19,139,030 shares of Common Stock outstanding on December 31, 1997 will become approximately 3,827,806 shares of Common Stock and any other shares issued prior to the Effective Date will be similarly adjusted. In addition, on the Effective Date each option and warrant to purchase Common Stock outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock issuable upon their exercise shall be divided by five (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant shall be multiplied by five. No fractional shares will be issued upon the Reverse Split. In lieu thereof, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest on the Effective Date. There are currently 40,000,000 authorized shares of Common Stock. The reverse split will have the effect of creating additional authorized and unreserved shares of the Company's Common Stock. The Company has no current plans to issue such shares. However, depending upon the Company's stock price at the time of conversion of the Convertible Notes, more than the current 9,000,000 reserved shares of Common Stock may be required to enable all of the Convertible Notes to convert into Common Stock. The additional authorized shares will be reserved as necessary for issuance upon conversion of the Convertible Notes and will be used for other general corporate purposes. Under the terms of the Exchange Agreements, the Company has agreed to reserve 40 million shares of Common Stock for issuance upon conversion of the Preferred Stock and exercise of the Warrants, plus such additional amount of shares as may be necessary to be issued upon conversion of the Preferred Stock. Based on recent prices of the Company's Common Stock (e.g., the closing bid price on January 15, 1998 was $ 7/8), 40 million shares substantially exceeds the current number of shares necessary to satisfy the conversion rights associated with the Preferred Stock. The Company agreed to keep this number of shares available to satisfy the request of the purchasers of the Preferred Stock that sufficient shares would be available in the event that shares of Preferred Stock were converted at a time when the price of the Company's Common Stock was substantially less than the current prices.

  Under Proposal Number 2 to this Proxy Statement, the Company's stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

  The conversion terms of the Convertible Notes and the Preferred Stock provide for appropriate adjustments in the event of a stock split, including the Reverse Split. The number of outstanding shares of Preferred Stock will not change as a result of the Reverse Split.

APPROVAL REQUIRED

  Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT.

                                PROPOSAL NO. 2

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

  The Board has unanimously approved an amendment to the Company's Certificate of Incorporation (the "Amendment") to increase the number of authorized shares of Common Stock, par value $0.001 per share ("Common Stock"), from 40,000,000 to 60,000,000. The stockholders are being asked to approve the Amendment. The Company is required to seek stockholder approval of the Amendment under the terms of the Private Placement and the Exchange. If the stockholders do not approve the Amendment, the holders of Convertible Notes will have the right to require the Company to redeem a portion of the Convertible Notes as described in Section 4 (Redemption Rights--Convertible Notes) under Proposal No. 3 below. Further, if the Amendment is not approved, the Exchange will not take place and the Company's net tangible assets will likely be insufficient to be in compliance with the NASDAQ net tangible asset requirement and, as a result, the Company's shares of Common Stock will likely be delisted from The Nasdaq National Market soon after February 28, 1998. If approved, however, the Amendment will occur even if certain other conditions prevent the consummation of the Exchange.

  As of December 31, 1997, 19,139,030 shares of Common Stock were issued and outstanding and 8,393,003 shares were reserved for issuance under the Company's stock plans and employee stock purchase plan. In connection with the Private Placement, the Company reserved 9,000,000 shares for issuance upon conversion of the Convertible Notes and 3,439,914 shares for issuance upon exercise of the Warrants. Effective upon completion of the Exchange and the Reverse Split, the Company has reserved 40,000,000 shares of Common Stock for issuance upon conversion of the Preferred Stock (which amount includes the 9,000,000 shares reserved for issuance upon conversion of the Convertible Notes).

  Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies. Such future issuances could be used for possible stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and other general corporate purposes.

  The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. Further, the holders of the Convertible Notes or, if the Exchange occurs, Preferred Stock, and Warrants have the right to convert or exercise their securities and receive Common Stock as described above. The issuance of shares of Common Stock in satisfaction of the conversion privileges associated with the Convertible Notes and the Preferred Stock could cause significant dilution to the Company's existing stockholders, particularly if the conversion occurs at a time when the market price of the Common Stock is below $2.00. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

  The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's Common Stock and the removal of incumbent management, even if such action would benefit the interests of stockholders. Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make such an action more difficult, and therefore less likely. Thus, an increase in the number of shares of Common Stock authorized could be beneficial to incumbent management in the event of a hostile tender offer, and may have an adverse impact on shareholders who may want to participate in such a tender offer. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt. Further, any issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

  In the event that sufficient shares of Common Stock are not available to satisfy the conversion rights associated with the Convertible Notes, the holders of the Convertible Notes have the right to demand that the Company redeem that portion of the Convertible Notes for which there are insufficient shares reserved for issuance upon conversion. The redemption price would be 135% of the portion of the principal amount of the Convertible Note being redeemed (plus accrued interest).

APPROVAL REQUIRED

  Approval of Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                                PROPOSAL NO. 3                   EXHIBIT A

   ISSUANCE OF SERIES A PREFERRED STOCK IN EXCHANGE FOR CERTAIN OUTSTANDING
                CONVERTIBLE NOTES AND ISSUANCE OF COMMON STOCK
                            UPON CONVERSION THEREOF

  The Board has unanimously approved the issuance of the Preferred Stock (and the issuance of the Common Stock upon conversion of the Preferred Stock) and the Exchange pursuant to the Exchange Agreements (as described above under "Description of Private Placement of Convertible Notes and Warrants, and Agreement to Exchange such Debt for Preferred Stock"). The stockholders are being asked to approve the Exchange and the issuance of up to 6,500,000 shares of Preferred Stock in connection with the Exchange and thereafter in payment of dividends on the Preferred Stock as described below, and the issuance of shares of Common Stock upon conversion of the Preferred Stock. The Company is required to seek stockholder approval of the Exchange under the terms of the Exchange Agreements.

  The Company is effecting the Exchange to enable it to comply with the quantitative maintenance criteria of The Nasdaq National Market relating to the Company's net tangible assets (the "NTA Requirement"), as set forth in Rule 4450 of NASDAQ's Marketplace Rules (the "Rule"). Because the Company has sustained net losses in each of its last three fiscal years, the Company must maintain net tangible assets of at least $4 million in order to comply with the NTA Requirement. If the Convertible Notes are exchanged for shares of Preferred Stock, which is considered as equity for financial accounting purposes, the Company's net assets will increase by approximately $9.3 million. The Company estimates that if the Exchange occurs on February 28, 1998, the Company's net tangible assets will exceed $7 million, so that the Company will exceed the $4 million NTA Requirement by at least $3 million and be in compliance with the NASDAQ net tangible asset requirements. In addition, NASDAQ has agreed to permit the Company to remain listed on The Nasdaq National Market at least until February 28, 1998, pending the completion of the Exchange and the Reverse Split. If the Exchange is not consummated on or before February 28, 1998, the Exchange Agreements will terminate and the Convertible Notes will remain outstanding. In such event, it is likely that the Company's shares of Common Stock will be delisted from The Nasdaq National Market soon after February 28, 1998.

  The Exchange is conditioned upon the Company meeting the following Nasdaq National Market continuing listing criteria on the date of the Exchange: (i) the NTA Requirement; (ii) nonaffiliates of the Company holding at least 750,000 shares of Common Stock; (iii) nonaffiliates of the Company holding at least $5 million of Common Stock; (iv) the Company having at least 400 stockholders each holding at least 100 shares of Common Stock; (v) the minimum bid price of Common Stock being at least $1.00 per share; and (vi) the Company having at least two market makers. If the Exchange occurs, there can be no assurance that the Company will be able to maintain compliance with all such listing requirements after the Exchange. The Company had net operating losses
of $5.2 million, $3.2 million, $3.2 million and $   million for the quarters
ended March 31, June 30, September 30 and December 31, 1997, respectively. Continued significant losses by the Company would cause the Company's net tangible assets to decline below $4 million, at which point the Company's Common Stock would likely be delisted from The Nasdaq National Market.

  The following is a summary of the terms of the Convertible Notes and the rights, preferences and privileges of the Preferred Stock. It is qualified by the rights, preferences and privileges of the Preferred Stock as set forth in the Exchange Agreement and the Certificate of Designation, the forms of which were filed as exhibits to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 24, 1997, and are included as appendices to this Proxy Statement.

  1. Conversion.

  Convertible Notes. Each Note is convertible at the option of the holder into the number of shares of Common Stock determined by dividing the principal amount of the Note, plus accrued and unpaid interest, by the lesser of (i) $2.00 (the "Note Cap") (subject to adjustment in the event of stock splits, stock combinations and the like) or (ii) 80% of the average closing bid price for the 10 trading days prior to conversion. The Note Cap also will be adjusted downward to the lowest price at which the Company issues securities or, in the case of convertible securities, the lowest conversion or exercise price of such securities (excluding issuances pursuant to employee and director stock option plans). In addition, unless earlier converted or redeemed, the principal and accrued but unpaid interest on each Convertible Note will automatically convert into Common Stock on October 1, 1999 (at the then conversion price), if the Company has been listed on The Nasdaq National Market at all times during 1999, a registration statement relating to the resale of the shares of Common Stock issuable upon conversion of the Convertible Notes and Warrants has been effective at all times during 1999, and the closing bid price of the Company's Common Stock was not less than $2.00 per share (subject to adjustment in the event of stock splits, stock combinations and the like) at all times from and after August 15, 1999.

  Preferred Stock. If issued, each share of Preferred Stock will be convertible at the option of the holder into that number of shares of the Company's Common Stock equal to the greater of (i) the quotient obtained by dividing $2.00 (the "Preferred Cap"), plus accumulated but unpaid dividends, by the conversion price or (ii) the quotient obtained by dividing the conversion price, plus accumulated but unpaid dividends, by 80% (60% if the conversion occurs after December 15, 1999) of the average closing bid price for the 10 trading days prior to conversion. The initial conversion price is $2.00, and is subject to adjustment in the event of stock splits, stock combinations and the like, and will be reduced to $1.50 on and after December 15, 1999. The Preferred Cap also will be adjusted downward to the lowest price at which the Company issues securities or, in the case of convertible securities, the lowest conversion or exercise price of such securities (excluding issuances pursuant to employee and director stock option plans). In addition, each share of Preferred Stock will automatically convert into Common Stock on October 1, 1999, if the Company is listed on The Nasdaq National Market at all times during 1999, an effective registration statement relating to the resale of the Common Stock issuable upon conversion of the Preferred Stock has been effective at all times during 1999, and the closing bid price of the Company's Common Stock is at least $2.00 per share (subject to adjustment in the event of stock splits, stock combinations and the like) at all times subsequent to August 15, 1999.

  2. Voting Rights.

  Convertible Notes. Holders of Convertible Notes are not entitled to notice of any meeting of stockholders of the Corporation or to vote upon any matter submitted to stockholders of the Corporation.

  Preferred Stock. Except as required by law and as set forth in the next paragraph, the holders of Preferred Stock will not be entitled to vote.

  The Preferred Stock terms include what are customarily called protective provisions. Under these provisions, a vote of the holders of at least two-thirds of the outstanding shares of Preferred Stock is required before the Company can: (i) materially or adversely alter or change the rights, preferences or privileges of the Preferred Stock; (ii) authorize or issue (a) shares of any class or series of stock having any preference or priority as to dividends, liquidation or redemption over or pari passu with the Preferred Stock, (b) shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Company having any preference or priority as to dividends, liquidation or redemption over or pari passu with the Preferred Stock, or (c) any bonds, debentures, notes or other obligations for borrowed money, except in connection with equipment financing transactions of up to $1.5 million in any twelve months commencing after the date of initial issuance of a share of Preferred Stock; (iii) effect any merger, consolidation or sale of assets of the Company with, into or to another Small Corporation in which the consideration to be received by the stockholders of the Company in the merger is not entirely cash (for purposes of this paragraph the term "Small Corporation" shall mean a corporation and its parent corporation (if the securities of the parent corporation are being issued) which have a market capitalization of less than $150 million; and for purposes of this paragraph the term "market capitalization" shall mean the product of the number of outstanding shares of the acquiring corporation's or its parent's common stock (if the securities of the parent corporation are being issued) multiplied by the average of the closing bid prices for the acquiring corporation's or its parent's common stock (as quoted on a national securities exchange or on NASDAQ or over the counter) during the 20 trading days prior to the date of notice of the transaction to the holders of the Series A Preferred Stock; (iv) effect any merger, consolidation or sale of assets of the Company with, into or to another corporation in which the consideration to be received by the stockholders of the Company in such transaction includes (1) securities that have not been registered on an effective Form S-4 or other appropriate form or
(2) property other than cash or securities; (v) apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of any class or series of equity securities of the Corporation (other than repurchases of Common Stock from employees of and consultants to the Corporation upon or after termination of employment and other than redemptions of Series A Preferred Stock permitted by their terms); or (vi) pay any dividend or make any distribution on shares of equity securities, other than with respect to the Preferred Stock.

  3. Interest and Dividends.

  Convertible Notes. The Convertible Notes accrue interest at the rate of 5% per annum. The interest may be paid in cash or in additional Convertible Notes (but with a one year maturity), at the option of the Company.

  Preferred Stock. The holders of Preferred Stock will be entitled to receive mandatory cumulative dividends in preference to the holders of Common Stock at an annual rate of $.10 per share (5% of the original $2.00 exchange price per share) from legally available funds. Such dividends are payable quarterly and may be paid in cash or in shares of Preferred Stock, at the option of the Company.

  4. Redemption Rights.

  Convertible Notes. The holders of the Convertible Notes have the right to demand that the Company redeem that portion of the Convertible Notes for which there are insufficient shares reserved for issuance upon conversion of the portion of the Convertible Note. The redemption price would be 135% of the portion of principal amount of the Convertible Note being redeemed (plus accrued but unpaid interest). In addition, holders of Convertible Notes can accelerate payment of all principal and interest due under the Convertibles Notes upon the occurrence of an "event of a default", which includes any breach of or failure to comply with any provision of the Convertible Note that is not cured within 15 days after written notice, and the institution of any bankruptcy or liquidation of the Company.

  The Company has the right to redeem all or a portion the Convertible Notes held by a holder, if the holder proposes to convert the Convertible Note into shares of Common Stock at a conversion price of less than $1.25 (subject to adjustment in the event of stock splits, stock combinations and the like). The Company's right must be exercised by notice from the Company to the holder given within two days after the notice of conversion. If the Company gives notice of redemption, the Company must pay the holder, within 10 business days after the date of such notice of conversion, an amount equal to 135% of the amount of principal proposed to be converted, together with accrued and unpaid interest thereon accrued through the date of such conversion.

  Preferred Stock. The Preferred Stock will not be redeemable at the option of the holders. The Company shall have the right to redeem the Preferred Stock at any time after November 10, 1999 at $2.00 per share plus accrued dividends. In addition, the Company shall have the right to redeem shares of Preferred Stock at a price of $2.70 per share plus accrued dividends in the event that holder proposes to convert such shares of Preferred Stock at a conversion price of less than $1.25 (subject to adjustment in the event of stock splits, stock combinations and the like).

  5. Certain Rights upon Liquidation or Sale of the Company.

  Convertible Notes. A liquidation, bankruptcy or winding up of the Company would be an "event of default" under the terms of the Convertible Notes and would enable the holders of the Convertible Notes to accelerate payment of principal and interest under the Convertible Notes to the date of such event. Each holder of Convertible Notes would be entitled to receive the entire principal amount of such holder's Convertible Notes, plus accrued but unpaid interest, prior and in preference to any assets of the Company being distributed to holders of equity securities of the Company, including the holders of the Company's Common Stock.

  In the event of any consolidation or merger of the Company into another corporation which has a market capitalization of not less than $150 million, or the sale or conveyance of all or substantially all of its assets to any such corporation, then, at the election of the Company, the Convertible Notes shall be deemed automatically converted immediately prior to the consummation of such transaction at a price per share equal to 60% of the average closing bid price for the 10 trading days prior to conversion, or $2.00 per share (subject to adjustment) if less. If the Company makes such election, the holders would have the right to accelerate the Convertible Notes and require repayment of 100% of the principal and accrued interest in cash. If any other consolidation, merger or sale of the Company is effected, or if any capital reorganization or reclassification of the Common Stock is effected, then, as a condition precedent of such transaction, the conversion provisions of the Convertible Notes would be required to be applicable to the successor corporation and each holder of Convertible Notes will have the right to receive upon conversion the kind of shares of capital stock or other securities or property which each such holder would have been entitled to receive upon or as a result of such transaction had the Convertible Notes been converted immediately prior to such event.

  Preferred Stock. The Preferred Stock has liquidation and dividend rights superior to those of the Common Stock. In the event of a liquidation event, including certain mergers and sales of the Company, holders of the Preferred Stock are entitled to receive $1.00, plus accumulated but unpaid dividends, per share of Preferred Stock held by them prior to any distribution to holders of shares of the Company's Common Stock. After receipt of the full $1.00 per share, all remaining assets of the Company will be distributed to holders of shares of Preferred Stock (on an as-if converted to Common Stock basis, at a per share price of the lesser of $2.00 per share or 60% of the price per share of Common Stock payable in the transaction) and Common Stock ratably based on the number of shares of stock held by them.

  The effect of these provisions in the context of a sale of the Company is to distribute to the Preferred Stock preferential amounts. For example, if no shares of Preferred Stock have been converted and 19 million shares of Common Stock are outstanding, for any transaction in which the aggregate consideration is below approximately $22 million, all of the proceeds will be payable to the holders of Preferred Stock. Amounts in excess of $22 million will be shared among the Preferred Stock and the Common Stock based on the number of shares held by each on an as-if converted basis. As a result, in connection with the sale of the Company by merger or otherwise, if sufficient consideration is available the holders of Preferred Stock (assuming no shares of Preferred Stock have been converted) will receive up to approximately $5.2 million more than they would have received if they had continued to hold Convertible Notes. In addition, in certain situations involving a liquidation or bankruptcy of the Company in which insufficient consideration is available, the holders of Preferred Stock will receive less than they would have received as holders of Convertible Notes.

  6. Registration Rights. The Company is obligated to file with the Securities and Exchange Commission pursuant to the terms of the Private Placement and the Exchange a registration statement (the "Registration Statement") with respect to the resale of the shares issuable upon conversion of the Convertible Notes, or, if the Exchange occurs, the Preferred Stock, and exercise of the Warrants.

  The holders of Common Stock have no preemptive rights. The conversion by the holders of the Convertible Notes or the Preferred Stock into shares of Common Stock will decrease the existing stockholders' percentage equity ownership in the Company and, depending upon the conversion price (as compared to the price paid by existing stockholders for their shares), would likely be dilutive to existing stockholders. In addition, such conversion or exercise could give the holders of the Convertible Notes (or, if issued, the Preferred Stock), and the Warrants substantial control over the Company and would make a change in control of the Company more difficult, and therefore less likely. Furthermore, any such issuances of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.

  Under the terms of the Private Placement and the Exchange, the Company is prohibited from issuing any securities pursuant to a private placement exempt from registration under the Securities Act of 1933, as amended, for a period of 270 days after effectiveness of the Registration Statement. The prohibition does not apply to issuances to raise funds to redeem the Convertible Notes and Preferred Stock (as provided in Section 4 above).

APPROVAL REQUIRED

  Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR ISSUANCE OF SERIES A PREFERRED STOCK IN EXCHANGE FOR THE CONVERTIBLE NOTES AND IN PAYMENT OF DIVIDENDS ON THE SERIES A PREFERRED STOCK AND THE ISSUANCE OF COMMON STOCK UPON CONVERSION THEREOF.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of November 15, 1997, prior to the closing of the sale of Units pursuant to the Private Placement or Exchange described above, and without giving effect to the issuance of shares of Common Stock upon conversion or exercise of the securities issued in the Private Placement or Exchange (none of which had been converted by any of the persons set forth below as of the Record Date), for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the Company's Chief Executive Officer and the Company's other four most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers"),
(iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                    PERCENT OF
                                                         SHARES       SHARES
                                                      BENEFICIALLY BENEFICIALLY
                 NAME AND ADDRESS(1)                    OWNED(2)     OWNED(1)
                 -------------------                  ------------ ------------
Entities affiliated with Quaestus
Management Corporation(3) ...........................   5,209,138      27.2%
330 E. Kilbourn Avenue
Milwaukee, WI 53202
Norwest Equity Partners V, L.L.P.(4) ................   1,918,182      10.0
245 Lytton Ave., Suite 250
Palo Alto, CA 94301
Entities affiliated with 21st Century
Communications Partnerships(5).......................   1,515,150       7.9
GM Building
767 Fifth Avenue
New York, NY 10153
RRE Connect Investors, L.P...........................   1,174,242       6.1
126 East 56th St., 22nd Floor
New York, NY 10022
Entities affiliated with
BankAmerica Ventures(6)..............................   1,206,353       6.3
950 Tower Lane, Suite 700
Foster City, CA 94404
Gordon J. Bridge(7)..................................     749,166       3.9
Thomas P. Kehler(8)..................................     197,652       1.0
Promod Haque(4)......................................   1,918,182      10.0
Richard H. Lussier(9)................................      38,732         *
Craig D. Norris(10)..................................     135,549         *
Rory T. O'Driscoll(6)................................   1,206,353       6.3
Patrick D. Quirk(11).................................         --          *
Kenneth M. Ross(12)..................................     203,499       1.1
Richard W. Weening(13)...............................   5,195,052      27.1
William B. Welty(14).................................      77,375         *
All directors and executive officers as a group (10
persons)(15).........................................  10,140,809      53.0

--------
 * Less than 1%.

 (1) Applicable percentage of beneficial ownership is based on 19,144,660 shares of Common Stock outstanding as of November 15, 1997, together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power. Shares of Common Stock subject to the warrants and options currently exercisable, or exercisable within 60 days after November 15, 1997, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the named individuals is: c/o CONNECT, Inc., 515 Ellis Street, Mountain View, CA 94043.

 (2) To the Company's knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (3) Includes 4,253,114 shares held by Network Partners, 12,807 shares held by Quaestus Limited Partnership and 929,131 shares held by Quaestus Partner Fund. Also includes 11,068 shares and 3,018 shares held by Richard W. Weening and Terrence J. Leahy, respectively. Mr. Weening is President and Chief Executive Officer and a director of Quaestus Management Corporation. Mr. Leahy is a Vice President and Director of Quaestus Management Corporation. Quaestus Management Corporation is the managing general partner of Network Partners and Quaestus Partner Fund. In addition, Mr. Weening is the President and Chief Executive Officer of RPI Holdings, Inc., the managing general partner of Quaestus Limited Partnership, which is managed by Quaestus Management Corporation. Mr. Weening disclaims beneficial ownership of the shares held by such entities, except to the extent of his proportionate interest therein.

 (4) Includes 1,918,182 shares held by Norwest Equity Partners V, L.L.P. Promod Haque is a Vice President of Norwest Venture Capital Management, Inc. and a general partner of two general partnerships that are the general partners of Norwest Equity Partners V, L.L.P. Mr. Haque disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein.

 (5) Includes 1,027,272 shares held by 21st Century Communications Partners, L.P., 349,621 shares held by 21st Century Communications T-E Partners, L.P. and 138,257 shares held by 21st Century Foreign Communications Partners, L.P.

 (6) Includes 1,085,727 shares held by BankAmerica Ventures and 120,626 shares held by BA Venture Partners I. Rory T. O'Driscoll is a Principal of BankAmerica Ventures and a General Partner of BA Venture Partners I. Mr. O'Driscoll disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate general partnership interest in BA Venture Partners I.

 (7) Includes 674,658 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

 (8) Includes 197,652 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time. In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company.

 (9) Includes 38,732 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(10) Includes 135,000 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(11) In April 1997, Mr. Quirk resigned from his position as Vice President of Sales and is no longer an executive officer of the Company.

(12) Includes 203,499 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(13) Includes 4,253,114 shares held by Network Partners, 12,807 shares held by Quaestus Limited Partnership and 929,131 shares held by Quaestus Partner Fund. Mr. Weening disclaims beneficial ownership of the shares held by such entities, except to the extent of his proportionate interest therein.

(14) Includes 77,375 shares held by agincourt partners, llc (formerly Volpe Welty Asset Management, L.L.C.) William B. Welty is the Chief Executive Officer and a principal stockholder of agincourt partners, llc. Mr. Welty disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate interest therein.

(15) Includes 1,326,916 shares issuable upon exercise of stock options exercisable within 60 days of November 15, 1997, 197,652 of which are issuable upon stock options held by Mr. Kehler, who is no longer an executive officer of the Company. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

  Representatives of the Company's auditors, Ernst & Young, are expected to be present at the Special Meeting and will be available to respond to appropriate questions.

  IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. STOCKHOLDERS ARE URGED TO MARK, DATE, EXECUTE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                     THE BOARD OF DIRECTORS

January    , 1998
Mountain View, California

                                                                      APPENDIX A
                                                                      ----------

                               EXCHANGE AGREEMENT


     This Agreement is being entered into as of the date set forth on the signature page hereto by and between CONNECT, Inc. (the "Company") and the undersigned ("Subscriber").

                                   Background
                                   ----------

     On November 18, 1997, the Company issued to Subscriber, and Subscriber purchased from the Company, convertible notes of the Company (the "Notes") pursuant to a Subscription Agreement between the Company and Subscriber (the "Original Subscription Agreement"). The Company and Subscriber desire to exchange that principal amount of Notes held by Subscriber as is set forth under Subscriber's name on the signature page hereto for the number of shares of Series A Preferred Stock of the Company (the "Preferred Stock") set forth under Subscriber's name on the signature page hereto.

     For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree as follows:

1.   Certain Representations.

     A.   The Company represents and warrants to Subscriber as follows:

          1. all filings which the Company has made with the Securities Exchange Commission ("SEC") are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading, and during the last 12 months all such filings required to be made were timely made;

          2. there has been no material adverse change in the business, assets or financial condition of the Company since the most recent such filing, except for adverse changes in the Company's financial condition and results of operations since June 30, 1997;

          3. except as set forth in Sections 2 and 4(b), the Company has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by it or its stockholders to authorize and to execute, deliver and perform this Agreement and the agreements relating hereto have been properly taken, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms;

          4. neither the execution, delivery nor performance of this Agreement by the Company will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of the Company's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which the Company is a party or by which it may be bound or affected;

          5. the Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have duly authorized and, except as set forth in Sections 2 and 4(b), all corporate actions and all other approvals, consents, authorizations and filings have been taken or made; and, this Agreement, the Preferred Stock and the Warrants each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms;

          6. the Common Stock (as defined below) is listed on the NASDAQ National Market and trading in the common stock has not been suspended; NASDAQ has provided to the Company a letter dated December 19, 1997, relating to the Exchange, a copy of which has been provided to Subscriber;

          7. there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the issuance of the Preferred Stock or the Company's Common Stock (the "Common Stock") issuable upon conversion of the Preferred Stock or exercise of the Warrants, or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby; and

          8. the Company has filed the Certificate of Designation (as defined below) with the Secretary of State of the State of Delaware.

II.  Exchange of Notes for Shares of Preferred Stock.

     A. The Company hereby agrees to issue to Subscriber in exchange for all Notes held by Subscriber a number of shares of Preferred Stock equal to the total principal amount of the Notes held by such Subscriber divided by $2.00 (the "Exchange"). The Preferred Stock shall have the rights, preferences and privileges as set forth in a Certificate of Designation, the form of which is attached as Exhibit A hereto (the "Certificate of Designation"). Subscriber hereby agrees to the Exchange, subject to the terms hereof.

     B. The Exchange shall take place upon satisfaction of each of the following closing conditions: (i) the receipt of the approval of the issuance of the Preferred Stock in the Exchange (and issuance of Common Stock upon conversion thereof) from holders of a majority of the Company's outstanding shares of Common Stock; (ii) the receipt of the approval of the Certificate Amendment as defined below and Reverse Split from holders of a majority of the Company's outstanding shares of Common Stock; (iii) the simultaneous exchange of all of the outstanding $10.32 million principal amount of Notes due October 1, 1999, for shares of Preferred Stock as contemplated by exchange agreements substantially in the form of this Exchange Agreement entered into with each holder of Notes; (iv) all of the representations and warranties set forth in Section 1 of this Agreement shall be true as of the Exchange Date (as defined below);
          (v) on the Exchange Date and giving effect to the Exchange and the Reverse Split, the Company shall be in compliance with the listing requirements of the NASDAQ National Market and (vi) counsel to the Company shall have delivered to each Subscriber a legal opinion substantially consistent with the legal opinion delivered in connection with the Original Subscription Agreement.

     C. The closing of the Exchange shall occur within five days after receipt by Subscriber of notice from the Company as to the satisfaction of the closing conditions set forth in Section 2(b) above (the "Exchange Date"); provided, however, that neither party shall be obligated to close the Exchange after February 28, 1998. Upon the occurrence of the Exchange, the Company shall pay to each Subscriber in cash or, if indicated on the signature page hereto by the Subscriber, in shares of Series A Preferred Stock at the rate of one share for each two dollars of accrued interest, the amount of any accrued but unpaid interest on the Notes through the date of the Exchange.

     D. Upon delivery to Subscriber of all shares of Preferred Stock and payments, in cash or shares of Preferred Stock, for accrued interest on the Notes pursuant to the Exchange, the Notes will be canceled and the Original Subscription Agreement will be superseded by this Agreement. All Warrants issued pursuant to such Original Subscription Agreement (the "Warrants") will remain outstanding and in full force and effect. After the Exchange occurs, this Exchange Agreement will govern the treatment of the Warrants to the extent applicable and all references in the Warrants to the Original Subscription Agreement shall instead be interpreted to be references to this Exchange Agreement. Prior to the Exchange Date, the Notes, the Original Subscription Agreement and the Warrants shall remain in full force and effect in accordance with the terms thereof; provided, that the Company and Subscriber hereby amend Section 2(g)(iii) of all Convertible Notes held by Subscriber to replace the reference to "January 31, 1998" in the second sentence thereof with "February 28, 1998." If the Exchange does not occur by February 28, 1998, the Notes and Warrants shall remain outstanding and the Original Subscription Agreement shall remain in full force and effect.

III. Registration.

     A. The Company will file, on or before the 2nd business day after the date hereof, a shelf registration statement on Form S-3 or, if not available, on such other appropriate Form as is then available (the "Initial Registration Statement") for the public sale by Subscriber of 9,000,000 shares of Common Stock which are issuable on conversion of the Notes, including shares of Common Stock issued in payment of accrued interest (or issuable on conversion of the Preferred Stock assuming the Exchange), and on exercise of the Warrants. The Company will file a second registration statement on or before the 2nd business day after the Exchange Date, on a shelf registration statement on Form S-3 or, if not available, on such other appropriate Form as is then available (the "Second Registration Statement") for the public sale by Subscriber of the number of additional shares of Common Stock which is equal to 150% of the number of shares of Common Stock issuable on conversion of the Preferred Stock as of the Exchange Date minus 9,000,000. In addition, the Company will file, on or before the 2nd business day after each date on which the Company issues shares of Preferred Stock in payment of its dividend obligations on the Preferred Stock, an additional shelf registration statement on Form S-3 or, if not available, on such other appropriate Form as is then available (the "Additional Registration Statements," and together with the Initial Registration Statement and the Second Registration Statement (the "Registration Statements") for the public sale by Subscriber of the additional shares of Common Stock which are issuable on conversion of such Preferred Stock as of the date of the payment of such dividends. The Company also shall prepare and file such amendments and supplements to the Registration Statement (or such additional Registration Statements) as may be necessary to cover additional shares of Common Stock which, from time to time, may be issuable upon conversion of the Preferred Stock and the Warrants, such that a number of shares of Common Stock at least equal to 125% of the shares of Common Stock that could be issued upon conversion of the Preferred Stock and exercise Warrants at any given time shall at all times be registered. The shares to be covered by the Registration Statements are collectively referred to as the "registered shares." The Company and Subscriber agree that the Company's obligations to file and cause to become effective a registration statement under Sections 3(a) and (b) of the Original Subscription Agreement shall be satisfied if the Exchange occurs and the Company complies with this
          Section 3.

     B. The Company shall use its best efforts to cause the Initial Registration Statement to become effective not later than the Exchange Date. The Company shall use its best efforts to cause the Second Registration Statement, if required to be filed, and each Additional Registration Statement to become effective not later than 45 days after each date of filing. The Company shall use its best efforts to cause the Registration Statements to remain effective for three years; provided, however, that such three-year period shall be extended for any amount of time during which such a Registration Statement is not currently in effect, a stop order is in effect or the common stock is not listed and trading on the NASDAQ National Market. The registration shall be accompanied by blue sky clearances in such states as Subscriber may reasonably request.

     C. The Company shall pay all expenses of the registrations hereunder, other than Subscriber's underwriting discounts and counsel or other fees.

     D. The Company shall supply to Subscriber a reasonable number of copies of all registration materials and prospectuses. The Company shall file with the SEC such amendments and supplements to the Registration Statements and the prospectus included therein as may be necessary to keep the registration statements effective and in compliance with the provisions of the Securities Act. The Company and Subscriber shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type with provisions substantially as set forth in Exhibit B hereto. The Subscriber shall reasonably cooperate with the Company in the preparation and filing of the Registration Statements and appropriate amendments thereto.

     E. Subscriber may transfer all or any part of its registration rights to "permitted transferees" of the Preferred Stock or Warrants. A "permitted transferee" is a person to whom a transfer of more than 20,000 shares of Preferred Stock or Warrants to purchase more than 13,333 shares (2,666 shares, post Reverse Split) is made at one time in accordance with the terms of this Agreement and who in a written notice addressed to the transferor and to the Company (i) agrees to comply with all covenants and agreements set forth in this Agreement, the Preferred Stock and the Warrants, and (ii) can and does make each of the representations and warranties set forth in Section 12 of this Agreement.

     F. Once each Registration Statement is effective, the Company will issue UNLEGENDED shares of common stock (in form which can be transmitted electronically if desired by Subscriber):

          1. on conversion of the shares of Preferred Stock and exercise of the Warrants, whether or not such shares are sold simultaneously with such conversion or exercise; or

          2. in exchange for any legended shares of common stock which were issued on prior conversion of the shares of Preferred Stock or exercise of the Warrants or payment of dividends.

     G. Should Subscriber from time to time or times give to the Company notice that it has assigned the shares of Preferred Stock or Warrants or any portion thereof, the Company shall, within ten business days after receipt of such notice as provided below, file a supplement to the appropriate Registration Statement to reflect the name(s) of the transferee(s) as a selling stockholder. Each notice given to the Company pursuant to this Section 3 shall be made in writing to the Company at the address set forth above (or such other address of the Company as is provided to Subscriber in writing or by public announcement), Attention: Chief Financial Officer, shall be made by overnight courier and shall be deemed made upon the date submitted to such overnight courier.

IV.  Reservation of Shares; Limitation on Conversion.

     A. The Company shall at all times after the Exchange reserve for issuance on conversion of the Preferred Stock and exercise of the Warrants, 40 million shares (post Reverse-Split) of Common Stock. If the Preferred Stock and Warrants are convertible or exercisable for more than 40 million shares of Common Stock, the Company shall reserve additional shares of Common Stock for issuance on conversion of the Preferred Stock and exercise of the Warrants to the extent such additional shares of Common Stock are authorized and available. In addition, to the extent additional shares of Common Stock are required for conversion but are not authorized and available, the Board of Directors of the Company shall use its best efforts to cause such additional shares to become authorized and available.

     B. The number of shares of Common Stock reserved for issuance upon conversion of the Preferred Stock (the "Reserved Amount") shall be allocated pro rata among all holders of Preferred Stock based on the aggregate number of shares of Preferred Stock held by such holders. Each increase of the Reserved Amount shall be allocated pro rata among the holders of such Preferred Stock based on the aggregate number of shares of Preferred Stock held by each holder at the time of the increase in the Reserved Amount. In the event that a holder shall sell or otherwise transfer shares of Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount.

     C. The Company agrees to seek the approval of its stockholders as soon as practicable after the date hereof to increase the number of shares of Common Stock authorized under the Company's Certificate of Incorporation from 40,000,000 to 60,000,000 (the "Certificate Amendment"), and to effect a one for five reverse split of the Common Stock (the "Reverse Split").

     D. In no event shall a holder of Preferred Stock in any Month (as hereinafter defined) convert more than the lesser of : (i) 15% of such holder's Aggregate Series A Holdings (as hereinafter defined) plus any portion of such holder's Notes or Aggregate Series A Holdings which could have been, but were not, converted in prior Months after November 18, 1997; or (ii) 30% of such holder's Aggregate Series A Holdings. A "Month" as used herein means each of the consecutive 30-day periods which began on November 18, 1997. The "Aggregate Series A Holdings" for a holder of Preferred Stock is the original aggregate number of shares of Preferred Stock obtained by such holder. Notwithstanding the foregoing, this Section 4(d) shall not limit any conversion of Preferred Stock which occurs when the Average Price (as defined in Section E.2 of the Certificate of Designation) during the last ten trading days prior to conversion exceeds $4.00. The $4.00 amount aforesaid shall be equitably adjusted in case the Company shall issue common stock as a dividend upon common stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its common stock into a greater number of shares or shall contract the number of outstanding shares of its common stock into a lesser number of shares.

     E. The shares of Preferred Stock shall be convertible at any time only to the extent that Subscriber would not as a result of such exercise beneficially own more than 4.99% of the then outstanding Common Stock. Beneficial ownership shall be defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, provided, however, that the restrictions contained in this sentence shall not apply to a holder of Preferred Stock (and its permitted transferees, if any) to the extent such holder indicates its intent to not be subject to this restriction on the signature page to this Agreement or upon at least 61 days prior written notice to the Company. The opinion of counsel to Subscriber shall prevail in the event of any dispute on the calculation of Subscriber's beneficial ownership.

V. The Company shall use its best efforts promptly after the Exchange Date and from time to time thereafter, as necessary, to list on NASDAQ all shares of Common Stock which are issuable upon conversion of the Preferred Stock or on exercise of the Warrant.

VI. In the event the Company fails timely to deliver to the holder or to DWAC a certificate for shares of Common Stock upon conversion of shares of Preferred Stock, then, without limiting Holder's other rights and remedies, the Company shall forthwith pay to the Holder an amount accruing at the rate of $1000.00 per day for each day of such breach for each 50,000 shares of Preferred Stock for which the timely delivery of a certificate was required, with pro rata payments for a number of shares more or less than 50,000.

VII. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of the Preferred Stock will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof.

VIII. If the Exchange occurs, the Company agrees that until the 270th day after the effective date of the Registration Statement relating to the shares issuable upon conversion of the Preferred Stock the Company shall not issue any securities pursuant to a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that nothing in this paragraph shall restrict the Company from offering securities for the purpose of raising funds to redeem the Preferred Stock pursuant to its terms as set forth in the Certificate of Designation.

IX. The Company represents that neither the issuance of the Preferred Stock (on the Exchange Date) and the Warrants, nor the conversion or exercise of the Preferred Stock or the Warrants, will trigger any rights or obligations under any outstanding securities of the Company.

X. Subscriber represents, warrants and agrees that Subscriber shall not, for so long as any shares of Preferred Stock owned by Subscriber remain outstanding:

     A. offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any of the Company's Common Stock (each, a "Sale") that Subscriber does not own as of such date, provided, however, that no such restriction shall apply to any Common Stock to be issued to Subscriber upon the conversion of any shares of Preferred Stock which are converted within ten business days after such Sale or upon the exercise of any Warrants which are exercised within ten business days after such Sale; or

     B. directly or indirectly take any action that constitutes illegal manipulation of the Common Stock of the Company.

XI. The Company's obligations under this Agreement and under the Preferred Stock and Warrants shall not be subject to defense, offset or counterclaim for any matter or thing, including, without limitation, that Subscriber violated any provision of Section 10. All claims by the Company against Subscriber shall be brought by the Company in separate actions for monetary damages only, and injunctive relief shall not be available.

XI.  Securities Representations.

     A. Subscriber represents and warrants that it is purchasing the shares of Preferred Stock solely for investment, solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statement or as otherwise permitted under the Securities Act.

     B. Subscriber understands that it may sell or otherwise transfer the shares of Preferred Stock or Warrants or the shares issuable on conversion of the Preferred Stock or exercise of the Warrants only if such transaction is duly registered under the Securities Act, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to Subscriber, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Preferred Stock and Warrants are not a liquid investment.

     C. Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

     D. Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act, and shall be such on the date any Preferred Stock is issued to Subscriber; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities. Subscriber has had the opportunity to discuss the Company's affairs with the Company's officers.

XIII. ACKNOWLEDGMENT.

      THE COMPANY HAS RECEIVED A NOTICE OF DELISTING FROM NASDAQ DUE TO A FAILURE TO MEET ITS NET TANGIBLE ASSETS REQUIREMENT BASED ON THE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1997. THE EXCHANGE WILL ENABLE THE COMPANY TO MEET THE NET TANGIBLE ASSETS REQUIREMENT. SUBSCRIBER ACKNOWLEDGES RECEIPT OF A LETTER FROM GORDON BRIDGE, CHIEF EXECUTIVE OFFICER OF THE COMPANY, WHICH SETS FORTH A SUMMARY OF THE COMPANY'S CORRESPONDENCE WITH NASDAQ.

XIV.  Certain Remedies.

      A. If the effective date of the Initial Registration Statement (the "Effective Date") has not occurred by February 28, 1998, then, in addition to the Subscriber's other remedies, the Company shall pay to Subscriber an amount equal to 1% per month of the principal amount of the Notes proposed to be converted in the Exchange (or, if less, the highest rate permitted by law) for the period from February 28, 1998 until the Effective Date.

      B. If the Effective Date has not occurred by April 30, 1998, then, in addition to the Subscriber's other remedies, the amount stated in (i) above shall be increased to 2% per month (or, if less, the highest rate permitted by law) for the period from April 30, 1998 until the Effective Date.

      C. If the Effective Date has not occurred by June 30, 1998, then, in addition to the Subscriber's other remedies, the amount stated in (i) above shall be increased to 3% per month (or, if less, the highest rate permitted by law) for the period from June 30, 1998 until the Effective Date.

XV.   Miscellaneous

      This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties, and may be signed in counterparts. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware. The federal and state courts sitting in New York, New York shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

      All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by recognized overnight courier, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by recognized overnight courier, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

1.    Expenses.

      Except as otherwise set forth herein, each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

      This Agreement may be amended by written agreement signed by the Company and the original Subscriber.


                           [SIGNATURE PAGE FOLLOWS]

Dated:  ________________

SUBSCRIBER:

Name (print):_______________________

Signature: _________________________

Type or print name: ________________

Address:  __________________________

          __________________________

          __________________________

         Fax No.:___________________

Social Security No or EIN: _________


Principal Amount of Notes: $________

Shares of Preferred Stock:__________

Interest payable on the Exchange Date in shares of Preferred Stock: yes____; no_____

Check the following box if Subscriber
desires not to be subject to the restrictions set forth in Section 4(e): [_]

AGREED:

CONNECT, INC.:

By________________________

Its:______________________

                                   Exhibit B

                        Form Indemnification Provisions


          (a) The Company will indemnify each Subscriber, each of its officers and directors and partners, and each person controlling such Subscriber within the meaning of Section 15 of the Securities Act, on behalf of which a registration qualification or compliance has been effected pursuant to this Section, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Subscriber, each of its officers and directors, and each person controlling such Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Subscriber, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Subscriber will, if Registrable Securities held by such Subscriber are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Subscriber, each of its officers and directors and each person controlling such Subscriber within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Subscribers, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Subscriber and stated to be specifically for use therein; provided, however, that the liability of a Subscriber for indemnification under this Section shall not exceed the gross proceeds from the offering received by such Subscriber.

          (c) Each party entitled to indemnification under Section (a) or (b) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each

Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                                                                      APPENDIX B
                                                                      ----------

               CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES

                               AND PRIVILEGES OF

                           SERIES A PREFERRED STOCK

                                      OF

                                 CONNECT, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of
Delaware)

     We, Gordon J. Bridge and Joseph G. Girata, the President and the Secretary, respectively, of CONNECT, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on December __, 1997 adopted the following resolution creating a series of shares of Preferred Stock designated as Series A Preferred Stock:

     "RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a Series of Preferred Stock, $0.001 par value, of the Corporation, to be designated "Series A Preferred Stock", initially consisting of six million five hundred thousand (6,500,000) shares and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

     A.  Designation and Amount.  The shares of such series shall be designated
         ----------------------
as "Series A Preferred Stock", par value $0.001 per share, and the number of shares constituting such series shall be six million five hundred thousand (6,500,000).

     B.  Mandatory Dividends.  The holders of shares of Series A Preferred Stock
         -------------------
shall be entitled to receive mandatory dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any distribution (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock or any other series of Preferred Stock of the Corporation, at the rate of $.10 per share per annum on each outstanding share of Series A Preferred Stock, payable quarterly in arrears on the first day of each January, April, July and October, commencing April 1, 1998. The Corporation shall have the option of paying all or any portion of such dividends in cash or in shares of Series A Preferred Stock. If any of such dividends are paid in shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock issuable shall be the quotient obtained by dividing the dollar amount of the dividends by $2.00. Such dividends, to the extent not paid due to insufficient assets legally available therefor, shall be cumulative, commencing on the date of the first issuance of a share of Series A Preferred Stock.

     C.   Preference on Liquidation; Sale of Corporation
          ----------------------------------------------

          1.   Preferred and Common Stock. In the event of any liquidation,
               --------------------------
dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any other series of Preferred Stock and Common Stock by reason of their ownership thereof, an amount per share equal to $1.00 per share for each share of Series A Preferred Stock then held by them, plus accrued but unpaid dividends, if any. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

          Upon the completion of the distribution required above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the Series A Preferred Stock (without reduction in the number of shares of Series A Preferred Stock as a result of the payment in the prior paragraph) and the Common Stock pro rata based on the number of shares of Common Stock held by each, assuming, for purposes of determining the number of shares of Common Stock held by each holder of Series A Preferred Stock, conversion of all shares of Series A Preferred Stock (without reduction in the number of shares of Series A Preferred Stock as a result of the payment in the prior paragraph) as provided for in Section E, except that (i) the Percentage (as defined in Section E.2) shall be 60%, not 80%, (ii) all cumulated dividends shall be deemed to have been paid, (iii) the calculation of the number of shares issuable upon conversion of the shares of Series A Preferred Stock shall not be limited by the number of shares of Common Stock available for issuance, and (iv) in the case of a merger or consolidation or any other transaction involving the sale or tender of shares of capital stock (including Series A Preferred Stock and Common Stock) of the Corporation that is deemed a liquidation pursuant to this Section C, the Average Price (as defined in Section E.2(ii)) shall be deemed to be the price per share of Common Stock payable in any such transaction (the "Per Share Price") as determined in the formulae set forth below.

          As an example of the operation of the distribution allocations in the prior paragraph in the case of a merger or consolidation or other transaction that is deemed a liquidation pursuant to this Section C, assuming 19 million shares of Common Stock are outstanding (and no options or warrants are outstanding) and 5,000,000 shares of Series A Preferred Stock are outstanding, the Per Share Price (for purposes of the calculation set forth in Section E.2.(ii) below) payable in such merger or consolidation shall be determined by operation of the following formulae:

     x = Per Share Price
     y = Number of shares into which the Series A Preferred Stock converts

1.   Formula One:  Assets or Aggregate Consideration Available for Distribution
     -----------
or payment (after payment of $1.00 liquidation preference) = (19 million * x) + (y * x)

2.   Formula Two:
     -----------

                                   $10 million
                                   -----------
                           y =         .6
                                 ----------------
                                     x

          It is necessary to use these formulae to solve for x. If x is a negative number, all of the remaining assets of the Corporation available for distribution to stockholders shall be distributed only among the holders of the Series A Preferred Stock.

          2.   Certain Events Deemed Liquidation.  A reorganization, merger or
               ---------------------------------
consolidation of the Corporation with or into any other corporation or corporations in which the shareholders of the Corporation immediately prior to such transaction (or transactions, if such transactions comprise a related series) do not own immediately after such transaction (or transactions, if such transactions comprise a related series) more than 50% of the outstanding voting securities of the surviving entity (or its parent), or a transaction (or transactions, if such transactions comprise a related series) in which shareholder(s) transfer more than 50% of the outstanding securities of the Corporation (other than a reincorporation transaction), or a sale or other disposition of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation within the meaning of this Section C. For this purpose, the holders of shares of Series A Preferred Stock transferred, surrendered or exchanged in any transaction described in the preceding sentence, or in any other transaction involving the sale or tender of shares of capital stock (including Series A Preferred Stock and Common Stock) of the Corporation, shall be entitled to receive, as consideration in such transaction, the amounts as provided pursuant to the first and second paragraphs of Section C.1 above. Any securities to be delivered to the holders of the Series A Preferred Stock and Common Stock upon a merger, reorganization or sale or other disposition of substantially all of the assets of the Corporation shall be valued as follows:

               (a) If traded on a securities exchange, the NASDAQ National Market or the NASDAQ Small Cap Market, the value shall be deemed to be the average of the closing bid prices of the securities on such exchange or NASDAQ Market over the 20-day period ending three (3) business days prior to the closing;

               (b) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 20-day period ending three (3) business days prior to the closing; and

               (c) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and holders of two-thirds of the then outstanding shares of Series A Preferred Stock.

          3.   Notice.  The Corporation shall give each holder of record of
               ------
Series A Preferred Stock written notice of an impending transaction described in Section C.2 not later than the earlier of twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of the majority of the then outstanding shares of Series A Preferred Stock which are entitled to such notice rights or similar notice rights.

     D.   Voting Rights.  Except as required by law and as provided in Section G
          -------------
below, the holders of Series A Preferred Stock shall not be entitled to vote.

     E.   Conversion Rights.
          -----------------

          1.  Conversion of Preferred Stock; Automatic Conversion.  Subject to
              ---------------------------------------------------
Section H, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the issuance of such share and on or prior to any Redemption Date contemplated by Section H below (the "Conversion Period") into fully paid and nonassessable shares of Common Stock of the Corporation. All outstanding shares of Series A Preferred Stock shall be automatically converted into shares of Common Stock on October 1, 1999 if the Corporation's Common Stock has been listed on the NASDAQ National Market at all times subsequent to January 1, 1999, the Corporation has maintained at all times subsequent to January 1, 1999 an effective registration statement relating to the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the closing bid price on each day subsequent to August 15, 1999 has been at least $2.00 per share. The $2.00 amount referenced in the preceding sentence shall be equitably adjusted in case the Corporation shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall combine the number of outstanding shares of its Common Stock into a lesser number of shares.

          2.   Determination of Number of Shares of Common Stock Upon
               ------------------------------------------------------
Conversion.
----------

               (a) Subject to the restrictions contained in (b) below, the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be the greater of (i) the quotient obtained by dividing $2.00 (the "Cap"), plus cumulated but unpaid dividends with respect to such share through the date of conversion, by the Conversion Price (as defined in Section E.3), or (ii) the quotient obtained by dividing $2.00, plus cumulated but unpaid dividends with respect to such share through the date of conversion, by 80%, if the conversion occurs prior to December 15, 1999, or 60%, if the conversion occurs thereafter, (the "Percentage") of the average closing bid price (the "Average Price") of the Common Stock on the Nasdaq National Market (or if not listed on the Nasdaq National Market, the Nasdaq SmallCap Market or other national securities exchange or, if not so listed, on the over-the-counter market) during the last 10 trading days prior to such conversion (excluding the date of conversion); provided, however, that in no event shall a share of Series A Preferred Stock be converted into more than the number of shares of Common Stock determined by dividing $2.00 by the par value of a share of Common Stock (i.e., $0.001).

               (b) Prior to the initial issuance of a share of Series A Preferred Stock, the Board of Directors of the Corporation will reserve 40,000,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, and, thereafter, shall reserve additional shares of Common Stock, to the extent authorized and available, if necessary for issuance upon conversion of such Series A Preferred Stock. In addition, to the extent additional shares of Common Stock are required for conversion but are not authorized and available, the Board of Directors of the Company shall use its best efforts to cause such additional shares to become authorized and available. The number of shares of Common Stock reserved for issuance upon conversion of the Preferred Stock (the "Reserved Amount") shall be allocated pro rata among all shares of Series A Preferred Stock. To the extent the Board of Directors of the Corporation increases the Reserved Amount, each increase of the Reserved Amount shall be allocated pro rata among the shares of Series A Preferred Stock.

          3.   Determination of Initial Conversion Price. The "Conversion
               -----------------------------------------        ---------
Price" for the Series A Preferred Stock initially shall be $2.00, prior to
-----
December 15, 1999, and $1.50, on and after December 15, 1999, subject to adjustment as provided in Section F hereof.

          4.   Procedures for Exercise of Conversion Rights.  The holders of any
               --------------------------------------------
shares of Series A Preferred Stock may exercise their conversion rights during the Conversion Period as to all such shares or any part thereof by delivering (which delivery may be accomplished by facsimile and may be provided at any time up until 12 midnight on any such date) to the Corporation, at the office of any transfer agent of the Corporation for the Series A Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, written notice stating that the holder elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion
                                                                   ----------
Date."  Within two business days after the Conversion Date and the delivery to
----
the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Preferred Stock, or at the principal office of the Corporation or at such other place as may be designated by the Corporation, of the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by the Corporation), the Corporation shall issue and deliver to or upon the written order of such holder (or at holder's request, DWAC), at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check for cash with respect to any fractional interest in a share of Common Stock as provided in Section E.5 below. The applicable Conversion Price shall be the Conversion Price in effect on the Conversion Date, and the applicable Average Price shall be the Average Price in effect on the Conversion Date. Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the stockholder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

          5.   No Fractional Shares.  No fractional shares of Common Stock shall
               --------------------
be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined in good faith by the Corporation's Board of Directors.

          6.   Payment of Taxes for Conversions.  The Corporation shall pay any
               --------------------------------
and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion pursuant hereto of Series A Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          7.   Status of Common Stock Issued Upon Conversion.  All shares of
               ---------------------------------------------
Common Stock which may be issued upon conversion of the shares of Series A Preferred Stock will upon issuance by the Corporation be validly issued, fully paid and non-assessable and free from all preemptive rights, taxes, liens and charges with respect to the issuance thereof.

     F.   Adjustment of Conversion Prices.
          -------------------------------

          1.   General Provisions.  The Conversion Price of the Series A
               ------------------
Preferred Stock shall be subject to adjustment from time to time as follows:

               (a) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price for the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of any shares of the Series A Preferred Stock shall be increased in proportion to such increase of outstanding shares.

               (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of shares of the Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

               (c) In case the Corporation shall declare a cash dividend upon its Common Stock payable otherwise than out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends payable out of retained earnings) or options, rights or other commitments to acquire securities of the Corporation or other securities of the Corporation convertible into or exchangeable for Common Stock, then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Conversion Price for the Series A Preferred Stock in effect thereafter shall be determined by multiplying the Conversion Price for the Series A Preferred Stock in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the remainder of (x) the Average Price of one share of Common Stock less (y) the amount of such cash dividend in respect of one share of Common Stock or the fair market value (as determined in good faith by the Board of Directors) of the stock, securities, evidences or indebtedness, assets, options, rights or derivative securities so distributed in respect of one share of Common Stock, as the case may be, and of which the denominator shall be the Average Price of one share of Common Stock. Such adjustment shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend or distribution.

               (d) All calculations under this Section E shall be made to the nearest one hundredth (1/100) of a cent or to the nearest one hundredth (1/100) of a share, as the case may be.

          2.   Computation of Adjustment.  Upon the occurrence of each
               -------------------------
adjustment or readjustment of the Conversion Price of any series of Series A Preferred Stock pursuant to this Section F, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and prepare and furnish to each holder of Series A Preferred Stock affected thereby a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment or readjustment, (B) the Conversion Price at the time in effect for the Series A

Preferred Stock, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time of such adjustment or readjustment would be received upon the conversion of such holder's shares.

          3.   Ratchet Adjustment. Notwithstanding the terms of Section (F)
               ------------------
above, the Cap shall be adjusted to equal (i) the lowest price at which the Corporation hereafter issues any shares of Common Stock (whether in public or private placements or otherwise, but excluding issuances pursuant to employee or director stock options), (ii) the lowest conversion price of any convertible debenture or other security which the Corporation issues at any time hereafter (whether in public or private placements or otherwise, but excluding issuances pursuant to employee or director stock options), (iii) the lowest exercise price of any warrant or similar security which the Corporation issues at any time hereafter (but excluding issuances pursuant to employee or director stock options), or (iv) the lowest Cap Equivalent (as hereinafter defined) in any convertible or exercisable security which the Corporation issues at any time hereafter (whether in public or private placements or otherwise). A "Cap Equivalent" means an amount, similar in concept to the Cap hereunder, which constitutes a ceiling on the conversion or exercise price of any security.

     G.   Protective Provisions.  In addition to any other class or series vote
          ---------------------
that may be required by law, for so long as any shares of Series A Preferred Stock shall be outstanding the Corporation shall not without obtaining the approval (by vote or written consent, as provided by law), of the holders of two-thirds of the outstanding shares of Series A Preferred Stock:

(i) materially or adversely alter or change the rights, preferences or privileges of the Series A Preferred Stock;

(ii) authorize or issue (a) shares of any class or series of stock having any preference or priority as to dividends, liquidation or redemption over or pari passu with the Series A Preferred Stock, (b) shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of this Corporation having any preference or priority as to dividends, liquidation or redemption over or pari passu with the Series A Preferred Stock, or (c) any bonds, debentures, notes or other obligations for borrowed money, except in connection with equipment financing transactions of up to $1.5 million in any twelve months commencing after the date of initial issuance of a share of Series A Preferred Stock;

(iii) effect any merger, consolidation or sale of assets of the Corporation with, into or to a Small Corporation in which the consideration to be received by the stockholders of the Corporation in such transaction is not entirely cash (for purposes of this paragraph the term "Small Corporation" shall mean a corporation and its parent corporation (if the securities of the parent corporation are being issued) which have a market capitalization of less than $150 million; and for purposes of this paragraph the term "market capitalization" shall mean the product of the number of outstanding shares of the acquiring corporation's or its parent's common stock (if the securities of the parent corporation are being issued) multiplied by the average of the closing bid prices for the acquiring corporation's or its parent's common stock (as quoted on a national securities exchange or on NASDAQ or over-the counter) during the 20 trading days prior to the date notice of the proposed transaction is provided to the holders of the Series A Preferred Stock;

(iv) effect any merger, consolidation or sale of assets of the Corporation with, into or to another corporation in which the consideration to be received by the stockholders of the Corporation in such transaction includes (1) securities that have not been registered on an effective Form S-4 or other appropriate form or (2) property other than cash or securities;

(vi) apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of any class or series of equity securities of the Corporation (other than repurchases of Common Stock from employees of and consultants to the Corporation upon or after termination of employment and other than redemptions of Series A Preferred Stock in accordance with Section H); or

(vii) pay any dividend or make any distribution on shares of equity securities, other than with respect to the Series A Preferred Stock.

     H.   Certain Redemptions of the Series A Preferred Stock.
          ---------------------------------------------------

          1. In the event that a holder of Series A Preferred Stock proposes to convert any shares of Series A Preferred Stock (other than in connection with a transaction under Section C. above) at a time when the Average Price (as defined in Section E.2) is less than $1.25, the Corporation shall at its option be entitled to redeem all or any portion of the shares of Series A Preferred Stock proposed to be converted. Such option shall be exercisable by notice from the Corporation to the Holder(s) given within two days after the notice of conversion. If the Corporation shall give such notice of redemption, the Corporation shall be obligated to pay to the Holder, on the 10th business day after the date of such notice, an amount equal to $2.70 per share of Series A Preferred Stock proposed to be converted, together with any accrued and unpaid dividends thereon accrued through the date of such conversion. The $1.25 amount referred in this paragraph shall be equitably adjusted in case the Corporation shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall combine the number of outstanding shares of its common stock into a lesser number of shares.

          2. At any time after November 10, 1999, the Corporation shall at its option be entitled to redeem all or any portion of the shares of Series A Preferred Stock, exercisable by notice from the Corporation to the Holder(s). If the Corporation shall give such notice of redemption, the Corporation shall be obligated to pay to the Holder(s), on the 30th day after the date of such notice (the "Redemption Date"), an amount equal to $2.00 per share of Series A Preferred Stock, together with any accrued and unpaid dividends thereon accrued through the date of redemption.

          3. On or after the Redemption Date, each holder of Series A Preferred Stock shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the notice of redemption, and thereupon the redemption price of such shares shall be payable to the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          4. From and after the Redemption Date, unless there shall have been a default in payment of the redemption price, all rights of the holders of Series A Preferred Stock as holders of Series A Preferred Stock (except the right to receive the redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of Series A Preferred Stock on any Redemption Date are insufficient to redeem all outstanding shares of Series A Preferred Stock then being redeemed, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of the Series A Preferred Stock, based on the amount of the redemption price payable to each holder. The shares not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein (with the dividend rate increasing from $.10 per share per annum to $.22 per share per annum on the Redemption Date until the Corporation has deposited the funds (as contemplated in paragraph 5 below) to effect redemption of these remaining shares), and a certificate representing the shares that have not been redeemed shall be returned to each holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares of Series A Preferred Stock that have not been redeemed.

          5. Three days prior to the Redemption Date, the Corporation shall deposit the redemption price of all outstanding shares designated for redemption in the notice of redemption, and not yet redeemed or converted, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed. Simultaneously, the Corporation shall deposit irrevocable instruction and authority to such bank or trust company to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the Series A Preferred Stock to the holders thereof upon surrender of their certificates. Any monies deposited by the Corporation pursuant to this paragraph 5 for the redemption of shares that are thereafter converted into shares of Common Stock pursuant to Section E no later than the close of business on the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any monies deposited by the Corporation pursuant to this paragraph 5 remaining unclaimed at the expiration of one year following the Redemption Date shall thereafter be returned to the Corporation, provided that the stockholder to which such monies would be payable hereunder shall be entitled, upon proof of its ownership of Series A Preferred Stock and payment of any bond requested by the corporation, to receive such monies without interest from the Redemption Date.

          6. Except as set forth in this Section H, the Series A Preferred Stock is not redeemable.

     I.   Sinking Fund.  The shares of Series A Preferred Stock are not subject
          ------------
or entitled to the operation of a retirement or sinking fund.

     J.   Specific Performance.  The Company agrees that, in addition to any
          --------------------
other remedies which the holders of the Series A Preferred Stock may have, the holders of the Series A Preferred Stock shall be entitled to obtain specific performance of the terms of the Series A Preferred Stock included within this Certificate."

     IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this ___th day of December, 1997.

                                    CONNECT, INC.



                                    _____________________________________
                                    Gordon J. Bridge, Chief Executive Officer

ATTEST:


__________________________________
Joseph G. Girata, Secretary

PROXY    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 CONNECT, INC.
                      1998 SPECIAL MEETING OF STOCKHOLDERS

  The undersigned stockholder of CONNECT, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of
Stockholders and Proxy Statement, each dated January    , 1998, and hereby
appoints Gordon J. Bridge and Joseph G. Girata, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Special Meeting of Stockholders of CONNECT, Inc. to be held on February 20, 1998 at 10:00 a.m. Pacific time, at the principal executive offices of the Company at 515 Ellis Street, Mountain View, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

PROPOSAL NO. 1 - AMENDMENT TO CERTIFICATE OF INCORPORATION EFFECTING A REVERSE COMMON STOCK SPLIT

  To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse split of the Company's Common Stock.

  [_] FOR    [_] AGAINST    [_] ABSTAIN

PROPOSAL NO. 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

  To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

  [_] FOR    [_] AGAINST    [_] ABSTAIN
                                                                  SEE REVERSE
                                                                     SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

 NOTE: THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED IN THE ENCLOSED ENVELOPE.

PROPOSAL NO. 3 - ISSUANCE OF SERIES A PREFERRED STOCK IN EXCHANGE FOR THE CONVERTIBLE NOTES AND THE ISSUANCE OF COMMON STOCK UPON CONVERSION THEREOF

  To approve the issuance of Series A Preferred Stock in exchange for certain outstanding convertible notes and as dividends on the Series A Preferred Stock and the issuance of Common Stock upon conversion of the Series A Preferred Stock.

  [_] FOR    [_] AGAINST    [_] ABSTAIN

  In their discretion, upon such other matter or matters which may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF. IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THESE PROPOSALS BEING PRESENTED TO STOCKHOLDERS.

                                         DATED: ________________________ , 1997

                                         ______________________________________
                                         Printed name(s) exactly as shown on
                                         Stock Certificate

                                         ______________________________________
                                         (Signature)

                                         ______________________________________
                                         (Signature)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE PROPOSALS IF NO SPECIFICATION IS MADE.